EXHIBIT 99.2

LOWELL FARMS INC AND ASCEND TO BRING AWARD-WINNING

LOWELL SMOKES BRAND TO MICHIGAN

California cannabis leader continues multi-state expansion with strategic licensing partner Ascend Wellness Holdings

DETROIT (November 15, 2021) – Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF), a California-based vertically-integrated cannabis company with advanced production capabilities including cultivation, extraction, manufacturing, brand sales, marketing and wholesale and retail distribution, is set to debut its award-winning Lowell Smokes brand at licensed Michigan retailers operated by vertically-integrated cannabis operator Ascend Wellness Holdings, Inc. (“AWH”) (CSE:AAWH.U /OTCQX:AAWH), pending regulatory approval by Michigan’s Marijuana Regulatory Agency.

The expansion, part of a strategic licensing agreement between the two companies, builds on the success of Lowell’s introduction in the similarly fast-growing Illinois and Massachusetts cannabis markets.

“Michigan is a very exciting market with a long legacy of cannabis consumption. The state continues to set new sales records since recreational sales began in late 2019,” says Lowell Farms Inc. Chairman George Allen. “Once again, Ascend is bringing their exceptional skills in cultivation into our partnership and we are proud to take one step closer to our vision for a nationwide audience for Lowell Smokes.”

Adds AWH Founder and Chief Executive Officer Abner Kurtin: “We expect Lowell Smokes to perform very well in Michigan, where consumers have largely embraced recreational cannabis and the addressable market continues to evolve favorably. With a shared passion for high-quality, expertly-made products, we’re confident our partnership with Lowell Farms will bring continued success for both companies.”

Pending regulatory approval, Lowell Smokes will be made available in five-pack and single gram pre-rolls at AWH’s Michigan Supply and Provisions retailers, currently located in the cities of Detroit, Morenci, Battle Creek, Ann Arbor, and two locations in Grand Rapids, in advance of a statewide launch across AWH’s wholesale network.

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ABOUT LOWELL FARMS INC.

Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF)(the “Company”) is a California-based vertically-integrated cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution. Lowell Farms grows artisan craft cannabis with a deep love and respect for the plant, and prides itself on using sustainable materials – from seed to sale – to produce an extensive portfolio of award-winning originals, including Lowell Herb Co, Cypress Cannabis, MOON, and Kaizen Extracts, for licensed retailers statewide.

ABOUT ASCEND WELLNESS HOLDINGS

AWH (CSE:AAWH.U /OTCQX:AAWH) is a vertically integrated operator with assets in Illinois, Michigan, Ohio, Massachusetts, and New Jersey. AWH owns and operates state-of-the-art cultivation facilities, growing award-winning strains and producing curated selection of products with effect-based categorization. AWH produces and distributes Ozone branded products. For more information, visit www.awholdings.com.

Lowell Farms Inc. Media Contact

Renata Follmann

pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact

Bill Mitoulas

416.479.9547

ir@lowellfarms.com

Lowell Farms Inc. Company Contact

Mark Ainsworth

ir@lowellfarms.com

Ascend Wellness Holdings Media Contact

Mel Trecha

awh@mattio.com

Ascend Wellness Holdings Investor Relations Contact

Rebecca Koar

(617) 453-4042 ext. 90102

ir@awholdings.com

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Forward-Looking Information and Statements

This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the ability of the Company to successfully achieve its business objectives, including as a result of the described acquisition, and expectations for other economic, business, and/or competitive factors. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect the Company’s current beliefs and are based on information currently available to the Company and on assumptions the Company believes are reasonable.

Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting the Company; the timing and availability of external financing on acceptable terms; the available funds of the Company and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Company’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in the Company’s disclosure documents, such as the Company’s annual information form filed on the SEDAR website at www.sedar.com. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of the Company as of the date of this news release and, accordingly, is subject to change after such date. However, the Company expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed, or accepts responsibility for the adequacy or accuracy of, the content of this news release.

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